UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2018

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4900, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers.

On February 1, 2018, Richard W. Pehlke, the Chief Financial Officer of Heidrick and Struggles International, Inc. (“HSII”) announced that he will retire from HSII effective on or about March 31, 2018.

(c) Appointment of Certain Officers.

Mr. Mark Harris has joined HSII as of February 1, 2018 as Deputy Chief Financial Officer and will succeed Mr. Pehlke as Chief Financial Officer upon Mr. Pehlke’s retirement in March 2018.

Since 2015, Mr. Harris had been Chief Financial Officer at Hercules Capital, a publicly traded business development company, responsible for finance, accounting, operations, legal and investor relations. Prior to that, Mr. Harris worked at Avenue Capital Group for over 8 years, where he served as their Chief Financial Officer for their Asia Strategy and was their Senior Managing Director/Head of Asia, in which he led the entire Asia strategy. Prior to working at Avenue Capital Group, from 2004 to 2006 Mr. Harris served as Corporate Financial Controller and Chief Accounting Officer at Hutchinson Telecommunications, a telecommunications company based in Hong Kong.

Mr. Harris earned a Bachelor of Science degree in Business Administration from California Polytechnic State University and an M.B.A. from the University of Chicago, Booth School of Business. Mr. Harris is an active Certified Public Accountant, in the state of California.

Mr. Harris has no familial relationship nor related party transaction with HSII that would require disclosure under Items 401(d) or 404(a) of Regulation S-K in connection with his succession of Mr. Pehlke.

A copy of HSII’s press release relating to Mr. Harris’ appointment and Mr. Pehlke’s retirement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 under the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of HSII under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being furnished as part of this Report on Form 8-K:

99.1	Press Release of HSII, dated February 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.
(Registrant)

Date: February 5, 2018	By:	/s/ Kamau Coar
	Name:	Kamau Coar
	Title:	General Counsel